Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Small Cap Growth Fund

(the “Fund”)

Supplement dated June 12, 2024, to the Summary Prospectus and the

Prospectus of the Fund, each dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary

Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers – JPMIM” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
JPMIM[1]
Eytan M. Shapiro, CFA	2007
Managing Director and Lead Manager
Matthew Cohen	2016
Managing Director and Co-Lead Manager
Phillip D. Hart, CFA, Managing Director, and Co-Lead Manager	December 2023
Michael Stein, CFA, Executive Director, and Co-Lead Manager	December 2023

1 Matthew Cohen, M.D. has announced his retirement from J.P. Morgan Investment Management Inc. in the spring of 2025. Dr. Cohen will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement, the current portfolio managers, Eytan Shapiro, Phillip D. Hart, and Michael Stein, will assume full authority over the day-to-day management of the Fund. Mr. Shapiro will continue as the lead portfolio manager of the Fund.

The twentieth, twenty-first, and twenty-second paragraphs of the Prospectus, related to the Small Cap Growth Fund, entitled “Management-Investment Subadvisers- J.P. Morgan Investment Management Inc. (“JPMIM”)” are deleted in its entirety and replaced with the following:

The Small Cap Growth Fund is managed by Eytan Shapiro, Managing Director of JPMIM and a CFA charter holder, Matthew Cohen, M.D., Managing Director of JPMIM, Phillip D. Hart, Managing Director of JPMIM and a CFA charter holder, and Michael Stein, Executive Director of JPMIM and a CFA charter holder, who are jointly and primarily responsible for managing the Fund.

Eytan Shapiro, managing director, is the CIO of the Growth team within the U.S. Equity Group. A member of the team since 1992, Mr. Shapiro is also the portfolio manager for the J.P. Morgan Small Cap Growth Strategy. Additionally, Mr. Shapiro serves as a co-portfolio manager on the J.P. Morgan Small Cap Blend Strategy. An employee since 1985, Mr. Shapiro was a portfolio manager in the firm’s Hong Kong office before joining the small cap team. Mr. Shapiro holds a B.Sc. in Economics from City University, London, an M.Phil. in Economics from Oxford University, and is Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute and a CFA charterholder.

Matthew Cohen, managing director, is a portfolio manager and research analyst within the U.S. Equity Group. An employee since 2005, Matt is the lead portfolio manager for the J.P. Morgan Global Healthcare Strategy and co-portfolio manager for the J.P. Morgan Small Cap Growth Strategy. Additionally, Matt is responsible for the healthcare sector for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies. Prior to joining the firm, Matt was a senior healthcare analyst at Medici Healthcare and a senior analyst covering medical products at Narragansett Asset Management, a New York-based healthcare hedge fund. Prior to that, Matt was a resident surgeon in the Department of General Surgery at the North Shore University Hospital – NYU School of Medicine. Matt holds an M.B.A. from New York University’s Stern School of Business and an M.D. from McGill University in Montreal. Dr. Cohen, M.D. has announced his retirement from J.P. Morgan Investment Management Inc. in the spring of 2025. Dr. Cohen will continue to serve on the portfolio management team of the Fund until his retirement, and upon his retirement, the current portfolio managers, Eytan Shapiro, Phillip D. Hart, and Michael Stein, will assume full authority over the day-to-day management of the Fund. Mr. Shapiro will continue as the lead portfolio manager of the Fund.

Phillip Hart, managing director, is the Head of the U.S. Structured Equity Small and Mid Cap Team, and a portfolio manager. An employee since 2003, he has been managing small and mid cap assets for the past 20 years and his responsibilities include managing all of the team’s strategies. Previously, he has held roles as both a fundamental and quantitative research analyst in addition to helping with daily implementation and maintenance of portfolios. Mr. Hart obtained a B.A. in economics from Cornell University and is a CFA charterholder.

Michael Stein, executive director is a portfolio manager and research analyst within the U.S. Equity Group. An employee since 2014, Mr. Stein is responsible for the industrials and energy sectors for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies. Prior to joining the firm, Mr. Stein previously worked at Barclays and Morgan Stanley, with seven years of experience covering electrical equipment and industrial conglomerates. Mr. Stein obtained a B.S. in Finance from the Wharton School, and a B.S.E. in Mechanical Engineering from the University of Pennsylvania School of Engineering and Applied Sciences. He is a member of the CFA Institute and a CFA charterholder.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.